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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          February 25, 1997


                          Energy Search, Incorporated
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Tennessee
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                (State or Other Jurisdiction of Incorporation)

          333-12755                                     62-1423071
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    (Commission File Number)            (I.R.S. Employer Identification No.)

280 Fort Sanders West Blvd., Suite 200, Knoxville, TN              37922
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(Address of Principal Executive Offices)                        (Zip Code)

                                (423) 531-6562
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              (Registrant's Telephone Number, Including Area Code

                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Pursuant to Item 4 of Form 8-K and Items 304(a)(1) - (3)of Regulation S-K, the following information is provided:

INFORMATION REQUIRED BY ITEM 304(a)(1) OF REGULATION S-K

(i) On February 25, 1997, the Registrant dismissed Ronald D. Cameron, Certified Public Accountant as its independent accountant.

(ii) The reports of Ronald D. Cameron on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through February 25, 1997, there have been no disagreements with Ronald D. Cameron on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ronald D. Cameron would have caused him to reference thereto in his report on the financial statements for such years.

(v) During the two most recent fiscal years and through February 25, 1997, there have been no reportable events (as defined in Regulation S-K Item 304
(a)(1)(v)).

(vi) The Registrant has requested that Ronald D. Cameron furnish it with a letter addressed to the Securities and Exchange stating whether or not it agrees with the above statements. A copy of such letter, dated February 25,1997 is filed as Exhibit 1 to this Form 8-K.

INFORMATION REQUIRED BY ITEM 304(a)(2) OF REGULATION S-K.

(i) The Registrant engaged Plante & Moran, LLP as its new independent accountants as of December 2, 1996 to audit the financial statements for the year ended December 31, 1996 as required by Nasdaq Small-Cap Stock Market and the National Market System for the listing of Energy Search, Incorporated Common Stock and Redeemable Series A Common Stock Purchase Warrants. During the most recent fiscal year and through February 25, 1997, the Registrant engaged Plante & Moran, LLP to assist the former auditor, Ronald D. Cameron, CPA, applying on generally accepted accounting principles and Securities and Exchange reporting disclosure issues in connection with the registration statement, final date January 24, 1997. The Registrant has not consulted with Plante & Moran LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)). Plante & Moran has been provided with a copy of this Form 8-K.

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                                    EXHIBIT

1.1 Letter of Ronald D. Cameron, C.P.A. to the Securities and Exchange Commission, dated February 25, 1997.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENERGY SEARCH, INCORPORATED

Date  February 25, 1997               By   /s/ Richard S. Cooper
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                                           Richard S. Cooper, President


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